EXHIBIT 99.2



                                VCA ANTECH, INC.

                               FOURTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

     This FOURTH AMENDMENT, dated as of August 29, 2002 (this "FOURTH AMENDMENT") is entered into by and among VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), VCA ANTECH, INC. a Delaware corporation (formerly known as Veterinary Centers of America, Inc., "HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors (the "GUARANTORS"), the Lenders party hereto, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Co-Lead Arranger and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), and WELLS FARGO BANK, N.A. ("WELLS FARGO"), as Co-Lead Arranger, Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), and is made with respect to that certain Credit and Guaranty Agreement, dated as of September 20, 2000 (as amended through the date hereof, the "CREDIT AGREEMENT"), by and among Company, Holdings, the Guarantors, the Lenders party thereto from time to time, GSCP, as Sole Lead Arranger and as Sole Syndication Agent, and Wells Fargo, as Administrative Agent and as Collateral Agent. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

     WHEREAS, Company desires to borrow from certain Lenders a new Tranche C Term Loan, the proceeds of which shall be used to prepay the Tranche A Term Loans and the Tranche B Term Loans to the full extent thereof; and

     WHEREAS, Holdings and Company have requested that Requisite Lenders agree to make certain amendments to the Credit Agreement to permit the issuance of the Tranche C Term Loans.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

     A.   AMENDMENTS TO SECTION 1: DEFINITIONS.

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

               "FOURTH AMENDMENT" means that certain Fourth Amendment to Credit and Guaranty Agreement dated as of August 29, 2002 by and among the Company, Holdings, the Guarantors and the Lenders and Agents party thereto.

               "FOURTH AMENDMENT EFFECTIVE DATE" shall have the meaning ascribed to that term in Section II of the Fourth Amendment.

               "FOURTH AMENDED DATE CERTIFICATE" shall be that certain Fourth Amendment Date Certificate in the form of Exhibit G-3.

               "NEW TRANCHE C TERM LOAN COMMITMENTS" as defined in Section
          2.1(d).

               "NEW TRANCHE C TERM LOANS" as defined in Section 2.1(d).

               "NEW TRANCHE C TERM LOAN LENDER" as defined in Section 2.1(d).

               "NEW TRANCHE C TERM LOAN NOTE" means a promissory note with respect to the New Tranche C Term Loans, in the form of Exhibit B-6, as it may be amended, supplemented or otherwise modified from time to time.

               "TRANCHE C INCREASED AMOUNT DATE" as defined in Section 2.1(d).

               "TRANCHE C TERM LOAN" means a Tranche C Term Loan made by a Lender to Company pursuant to Section 2.1(a)(iii), and to the extent applicable, a New Tranche C Term Loan made by a New Tranche C Term Loan Lender pursuant to Section 2.1(d).

               "TRANCHE C TERM LOAN COMMITMENT" means the commitment of a Lender to make or otherwise fund a Tranche C Term Loan and "TRANCHE C TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate. The amount of each Lender's Tranche C Term Loan Commitment, if any, is set forth on Appendix A-4 or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Tranche C Term Loan Commitments as of the Closing Date is $143,061,011.

               "TRANCHE C TERM LOAN EXPOSURE" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Tranche C Term Loans of such Lender; PROVIDED, at any time prior to the making of the Tranche C Term Loans, the Tranche C Term Loan Exposure of any Lender shall be equal to such Lender's Tranche C Term Loan Commitment.

               "TRANCHE C TERM LOAN MATURITY DATE" means the earlier of (i) September 30, 2008, and (ii) the date that all Tranche C Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

               "TRANCHE C TERM LOAN NOTE" means a promissory note in the form of Exhibit B-6, as it may be amended, supplemented or otherwise modified from time to time.

     (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "CLASS", "LOAN", "NOTE", "PRO RATA SHARE", "REQUISITE CLASS LENDERS", "REQUISITE LENDERS", "TERM LOAN", "TERM LOAN COMMITMENT", and "TERM LOAN MATURITY DATE" in their entirety and substituting therefor the following:

               "CLASS" means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Tranche C Term Loan Exposure, and (b) Lenders having Revolving Exposure (including Swing Line Lender), and (ii) with respect to Loans, each of the following classes of Loans: (a) Tranche C Term Loans, and (b) Revolving Loans (including Swing Line Loans).

               "LOAN" means a Tranche C Term Loan, a New Tranche C Term Loan, a Revolving Loan or a Swing Line Loan.

               "NOTE" means a Tranche C Term Note, a New Tranche C Term Note, a Revolving Note or a Swing Line Note.

               "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Tranche C Term Loan of any Lender, the percentage obtained by dividing (a) the Tranche C Term Loan Exposure of that Lender by (b) the aggregate Tranche C Term Loan Exposure of all Lenders; and (ii) with respect to all payments, computations and other matters relating to the Revolving Commitment or Revolving Loans of any Lender or participations purchased therein by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Exposure of that Lender by (b) the aggregate Revolving Exposure of all Lenders. For all other purposes with respect to each Lender, "Pro Rata Share" means the percentage obtained by dividing (A) an amount equal to the sum of the Tranche C Term Loan Exposure, and the Revolving Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Tranche C Term Loan Exposure, and the aggregate Revolving Exposure of all Lenders.

               "REQUISITE CLASS LENDERS" means, as at any date of determination,
          (i) for the Class of Lenders having Tranche C Term Loan Exposure, Lenders holding more than 50% of the aggregate Tranche C Term Loan Exposure of all Lenders; and (ii) for the Class of Lenders having Revolving Exposure, Lenders having or holding more than 50% of the aggregate Revolving Exposure of all Lenders.

               "REQUISITE LENDERS" means three or more Lenders having or holding Tranche C Term Loan Exposure and/or Revolving Exposure and representing more than 50% of the sum of (i) the aggregate Tranche C Term Loan Exposure of all Lenders and (ii) the aggregate Revolving Exposure of all Lenders.

               "TERM LOAN" means a Tranche C Term Loan.

               "TERM LOAN COMMITMENT" means the Tranche C Term Loan Commitment of a Lender, and "TERM LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

               "TERM LOAN MATURITY DATE" means the Tranche C Term Loan Maturity Date.

     B.   AMENDMENTS TO SECTION 2.

     (a) Section 2.1(a) of the Credit Agreement is hereby amended by adding a new paragraph (iii) at the conclusion thereof as follows:

               "(iii) Subject to the terms and conditions hereof, each Lender severally agrees to make, on the Fourth Amendment Effective Date, a Tranche C Term Loan to Company in an amount equal to such Lender's Tranche C Term Loan Commitment. Company may make only one borrowing under the Tranche C Term Loan Commitment which shall be on the Fourth Amendment Effective Date. Any amount borrowed under this Section 2.1(a)(iii) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.12(a) and 2.13, all amounts owed hereunder with respect to the Tranche C Term Loans shall be paid in full no later than the Tranche C Term Loan Maturity Date. Each Lender's Tranche C Term Loan Commitment shall terminate immediately and without further action on the Fourth Amendment Effective Date after giving effect to the funding of such Lender's Tranche C Term Loan Commitment on such date."

     (b) Section 2.1(b) of the Credit Agreement is hereby amended by adding new paragraphs (iii) and (iv) at the conclusion thereof as follows:

               "(iii) BORROWING MECHANICS FOR TRANCHE C TERM LOANS. Company shall deliver to Administrative Agent a fully executed and delivered Fourth Amendment Date Certificate (which shall be deemed to be a Funding Notice with respect to the Tranche C Term Loans for all purposes hereof) no later than three Business Days prior to the Fourth Amendment Effective Date. Promptly upon receipt by Administrative Agent of such certificate, Administrative Agent shall notify each Lender of the proposed borrowing.

               (iv) Each Lender shall make its Tranche C Term Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the Fourth Amendment Effective Date, by wire transfer of same day funds in Dollars, at Administrative Agent's Principal Office. Upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of the Tranche C Term Loans available to Company on the Fourth Amendment Effective Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of

          Company at Administrative Agent's Principal Office or to such other account as may be designated in writing to Administrative Agent by Company."

     (c) Section 2.1(c) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "(c) [RESERVED]."

     (d) Section 2.1 of the Credit Agreement is hereby further amended by adding a new paragraph (d) thereof as follows:

               "(d) ADDITIONAL TRANCHE C TERM LOANS. Company may by written notice to GSCP and Wells Fargo as co-lead arrangers (together, "Co-Lead Arrangers") elect to request an increase to the existing Tranche C Term Loan Commitments ("NEW TRANCHE C TERM LOAN COMMITMENTS") by an amount not in excess of $25,000,000 in the aggregate. Each such notice shall specify (A) the date (each, a "TRANCHE C INCREASED AMOUNT Date") on which Company proposes that the New Tranche C Term Loan Commitments shall be effective and that Loans be made pursuant to the New Tranche C Term Loan Commitments ("NEW TRANCHE C TERM LOANS"), which shall be a date not less than 10 Business Days after the date on which such notice is delivered to Administrative Agent and (B) the identity of each Lender or other Person (each, a "NEW TRANCHE C TERM LOAN LENDER") to whom Company proposes any portion of such New Tranche C Term Loan Commitments shall be allocated and the amounts of such allocations; provided, that such New Tranche C Term Loan Commitments shall not be made available to Company until after the Agents shall have declared that the syndication of the Commitments has been successfully completed; provided, further that any Lender approached to provide all or a portion of the New Tranche C Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Tranche C Term Loan Commitment. Company hereby appoints Co-Lead Arrangers as syndication agents with respect to the syndication of the New Tranche C Term Loans. Such New Tranche C Term Loan Commitments shall become effective and any such New Tranche C Term Loans shall be made as of such Tranche C Increased Amount Date; provided that (1) no Default or Event of Default shall exist on such Tranche C Increased Amount Date before or after giving effect to such New Tranche C Term Loan Commitments; (2) both before and after giving effect to the making of any New Tranche C Term Loans each of the conditions set forth in Section 3.2 shall be satisfied; (3) each increase in the New Tranche C Term Loan Commitments shall be effected pursuant to one or more joinder agreements in form and substance satisfactory to Agents, executed and delivered to Administrative Agent, and each shall be recorded in the Register; (4) Company shall make any payments required pursuant to
          Section 2.10(c) in connection with the New Tranche C Term Loan Commitments, and (5) Company shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction. On any Tranche C Increased Amount Date on which any New Tranche C Term Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, each New Tranche C Term Loan Lender shall make a New Tranche C Term Loan to Company in an amount equal to its New Tranche C Term Loan

          Commitment. The Administrative Agent shall notify the Lenders promptly upon receipt of Company's notice of each Tranche C Increased Amount Date and in respect thereof the New Tranche C Term Loan Commitments. The terms and provisions of the New Tranche C Term Loans and New Tranche C Term Loan Commitments shall be identical to the Tranche C Term Loans in the case of Tranche C Term Loans."

     (e) Section 2.5 of the Credit Agreement is hereby amended by adding the following sentence at the conclusion thereof:

               "2.5 USE OF PROCEEDS. The proceeds of the Tranche C Term Loans (other than New Tranche C Term Loans) shall be applied by Company to prepay all outstanding Tranche A Term Loans and Tranche B Term Loans. The proceeds of the Revolving Loans and Swing Line Loans shall be applied by Company for working capital and general corporate purposes of Company and its Subsidiaries, including Permitted Acquisitions. No portion of the proceeds of any Credit Extension shall be used in any manner that cause or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act."

     (f) Section 2.6(d) of the Credit Agreement is hereby amended by adding the following sentence at the conclusion thereof:

               "If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Fourth Amendment Effective Date, or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Fourth Amendment Effective Date (or, if such notice is delivered after the Fourth Amendment Effective Date, promptly after Company's receipt of such notice) a Note or Notes to evidence such Lender's Tranche C Term Loan."

     (g) Section 2.7(a) of the Credit Agreement is hereby by adding a new paragraph (iv) at the conclusion thereof as follows:

               "(iv) in the case of Tranche C Term Loans:

                    (1) if a Base Rate Loan, at the Base Rate, PLUS, 2.00% per
               annum; or

                    (2) if a Eurodollar Rate Loan, at the Adjusted Eurodollar
               Rate, PLUS, 3.00% per annum

     (h) Section 2.7(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "(b) The basis for determining the rate of interest with respect to any Loan (except a Swing Line Loan which can be made and maintained as Base Rate Loans only), and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Company and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan."

     (i) Section 2.11 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

        "
                 FISCAL QUARTER ENDING                 TRANCHE C TERM LOAN
                                                           INSTALLMENTS
                 ---------------------                 -------------------
                   September 30, 2002                        $357,653
                   December 31, 2002                         $357,653
                     March 31, 2003                          $357,653
                     June 30, 2003                           $357,653
                   September 30, 2003                        $357,653
                   December 31, 2003                         $357,653
                     March 31, 2004                          $357,653
                     June 30, 2004                           $357,653
                   September 30, 2004                        $357,653
                   December 31, 2004                         $357,653
                     March 31, 2005                          $357,653
                     June 30, 2005                           $357,653
                   September 30, 2005                        $357,653
                   December 31, 2005                         $357,653
                     March 31, 2006                          $357,653
                     June 30, 2006                           $357,653
                   September 30, 2006                        $357,653
                   December 31, 2006                       $17,122,614
                     March 31, 2007                        $17,122,614
                     June 30, 2007                         $17,122,614
                   September 30, 2007                      $17,122,614
                   December 31, 2007                       $17,122,614
                     March 31, 2008                        $17,122,614
                     June 30, 2008                         $17,122,614
                   September 30, 2008                      $17,122,611

     Notwithstanding the foregoing, (x) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche C Term Loans, in accordance with Sections 2.12, 2.13 and 2.14 as applicable; and (y) the Tranche C Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Tranche C Term Loan Maturity Date."

     (j) Section 2.13 of the Credit Agreement is hereby amended by adding the following sentence at the conclusion of Section 2.13(d) as follows:

               "Notwithstanding any of the foregoing to the contrary, on the date of receipt by Company of the proceeds of the Tranche C Term Loans (other than New Tranche C Term Loans), Company shall prepay in full the outstanding Tranche A Term Loans and Tranche B Term Loans in an amount equal to the net cash proceeds of the Tranche C Term Loans."

     (k) Section 2.13 of the Credit Agreement is hereby further amended by adding the following sentence at the conclusion of new paragraph (h):

          "Notwithstanding the foregoing, upon receipt of the Tranche C Term Loans (other than New Tranche C Term Loans), Company shall, without further notice, prepay in full all outstanding Tranche A Term Loans and Tranche B Term Loans."

     (l) Section 2.14(a) of the Credit Agreement is hereby amended by deleting such sections and repaying it with the following:

               "(a) APPLICATION OF VOLUNTARY PREPAYMENTS BY TYPE OF LOANS. Any prepayment of any Loan pursuant to Section 2.12(a) shall be applied as specified by Company in the applicable notice of prepayment; PROVIDED, in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:

               FIRST, to repay outstanding Swing Line Loans to the full extent thereof;

               SECOND, to repay outstanding Revolving Loans to the full extent thereof; and

               THIRD, to repay the Tranche C Term Loans on a pro rata basis (in accordance with the outstanding principal amounts) and shall be further applied on a pro rata basis to each scheduled Installment of principal of the Tranche C Term Loans.

               Any prepayment of Tranche C Term Loan pursuant to Section 2.12(a) shall be further applied on an pro rata basis to reduce the scheduled remaining installments of principal on Tranche C Term Loans."

     (m) Section 2.14(b) of the Credit Agreement is hereby amended by adding the following paragraph at the conclusion thereof:

               "(a) APPLICATION OF MANDATORY PREPAYMENTS BY TYPE OF LOANS. Any amount required to be paid pursuant to Sections 2.13(a) through 2.13(e) shall be applied as follows:

               FIRST, to prepay Tranche C Term Loans on a pro rata basis (in accordance with the outstanding principal amounts) and shall be further applied on a pro rata basis to each scheduled Installment of principal of the Tranche C Term Loans;

               SECOND, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Commitments by the amount of such prepayment;

               THIRD, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Commitments by the amount of such prepayment; and

               FOURTH, to further permanently reduce the Revolving Commitments to the full extent thereof."

     C. AMENDMENTS TO SECTION 5.12. Section 5.12 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "5.12. [RESERVED]."

     D. AMENDMENTS TO SECTION 10. Section 10.6(c) is hereby amended by adding the following proviso at the conclusion thereof as follows:

          "; PROVIDED, FURTHER, each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than $1,000,000 (or such lesser amount as may be agreed to by Company and Administrative Agent or as shall constitute the aggregate amount of the Tranche C Term Loans of the assigning Lender) with respect to the assignment of the Tranche C Term Loans."

     E. AMENDMENTS TO ANNEXES AND EXHIBITS. The Credit Agreement is hereby amended by adding thereto Appendix A-4, Exhibit B-6 and Exhibit G-3 in the form of ANNEX A, ANNEX B and ANNEX C, respectively.

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

     The effectiveness of the amendments set forth at Section I hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "FOURTH AMENDMENT EFFECTIVE DATE"):

     (a) Company, Holdings, Requisite Lenders and the Tranche C Term Loan Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

     (b) Company shall have delivered to Administrative Agent a fully executed and delivered Fourth Amendment Date Certificate (which shall be deemed to be a Funding Notice with respect to the Tranche C Term Loans for all purposes hereof).

     (c) Company shall have paid all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

     (d) Administration Agent and the Lenders shall have received originally executed copies of the favorable written opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., special counsel for the Credit Parties, as to such matters as Administrative Agent may reasonably request, dated the Fourth Amendment Effective Date and otherwise in form and substance reasonably satisfactory to Administration Agent.

     (e) Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transaction contemplated by this Fourth Amendment.

     (f) The Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Agents or Lenders may reasonably request.

     Upon the effectiveness of this Fourth Amendment pursuant to the conditions set forth in this Section II, all outstanding amounts under the Tranche A Term Loans and Tranche B Term Loans shall be paid and satisfied in full and if the Company so requests, each Lender who has previously received a Tranche A Term Loan Note or Tranche B Term Loan Note shall deliver such Note to the Company for cancellation.

SECTION III.   REPRESENTATIONS AND WARRANTIES

     A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Fourth Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Fourth Amendment and the performance of the Credit Agreement and the other Credit Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

     C. NO CONFLICT. The execution and delivery by each Credit Party of this Fourth Amendment and the performance by each Credit Party of the Credit Agreement and the other

Credit Documents do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Fourth Amendment Closing Date.

     D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Fourth Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. BINDING OBLIGATION. This Fourth Amendment and the Credit Agreement have been duly executed and delivered by each Credit Party and each constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fourth Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

     Each of Holdings and each Domestic Subsidiary of Holdings (other than Company and certain Permitted Partially-Owned Subsidiaries) has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement. Each of Holdings and each Domestic Subsidiary of Holdings who has guaranteed the Obligations together with the Company are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Fourth Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Fourth Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fourth Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Fourth Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fourth Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Fourth Amendment and (ii) nothing in the Credit Agreement, this Fourth Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V.     MISCELLANEOUS

     A. BINDING EFFECT. This Fourth Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

     B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     C. REFERENCE TO CREDIT AGREEMENT. On and after the Fourth Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment.

     D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Fourth Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

     E. EXECUTION. The execution, delivery and performance of this Fourth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

     F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     G. APPLICABLE LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     H. AMENDMENT AND RESTATEMENT. To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, to enter into an amendment and restatement of the Credit Agreement, as amended by this Amendment; PROVIDED that any such amendment and restatement shall be distributed to each Lender.

     I. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Fourth Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                        VICAR OPERATING, INC.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President


                                By:  /S/ TOMAS W. FULLER
                                   ----------------------------------------
                                   Name:  Tomas W. Fuller
                                   Title: Chief Financial Officer and
                                          Assistant Secretary


HOLDINGS:                       VCA ANTECH, INC.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President

                                By:  /S/ TOMAS W. FULLER
                                   ----------------------------------------
                                   Name:  Tomas W. Fuller
                                   Title: Chief Financial Officer and
                                          Assistant Secretary

GUARANTORS:                     AAH MERGER CORPORATION
                                ACADEMY ANIMAL, INC.
                                ANDERSON ANIMAL HOSPITAL, INC.
                                ANIMAL CENTER, INC.
                                ANIMAL CLINIC OF SANTA CRUZ, INC.
                                ASSOCIATES IN PETCARE, S.C.
                                BERWIN VETERINARIAN HOSPITAL, INC.



                                    Page S-1

                                CACOOSING ANIMAL HOSPITAL, LTD.
                                CACOOSING PET CARE & NUTRITION CENTER, INC.
                                CLARMAR ANIMAL HOSPITAL, INC.
                                DETWILER VETERINARY CLINIC, INC.
                                DIAGNOSTIC VETERINARY SERVICE, INC.
                                EAGLE PARK ANIMAL CLINIC, INC.
                                EAGLE RIVER VETERINARY HOSPITAL, INC.
                                EDGEBROOK, INC.
                                FLORIDA VETERINARY LABORATORIES, INC.
                                FOX CHAPEL ANIMAL HOSPITAL, INC.
                                FREEHOLD VETERINARY HOSPITAL, P.A.
                                GLEN ANIMAL HOSPITAL, INC.
                                GOLDEN MERGER CORPORATION
                                H.B. ANIMAL CLINICS, INC.
                                KIRKWOOD ANIMAL HOSPITAL
                                - LEA M.E. TAMMI, VMD., P.A.
                                KIRKWOOD ANIMAL HOSPITAL
                                BOARDING & GROOMING, INC.
                                LAKE JACKSON VETERINARY CLINIC, INC.
                                LAKEWOOD ANIMAL HOSPITAL, INC.
                                LAMMERS VETERINARY HOSPITAL, INC.
                                LEWELLING VETERINARY CLINIC, INC.
                                MAIN STREET SMALL ANIMAL HOSPITAL, INC.
                                MILLER ANIMAL HOSPITAL
                                M.S. ANIMAL HOSPITALS, INC.
                                NEWARK ANIMAL HOSPITAL, INC.
                                NORTHERN ANIMAL HOSPITAL, INC.
                                NORTH ROCKVILLE VETERINARY HOSPITAL, INC.
                                NORTHSIDE ANIMAL HOSPITAL, P.C.
                                NOYES ANIMAL HOSPITAL, INC.
                                OLD TOWN VETERINARY HOSPITAL, INC.
                                PETS' RX, INC.
                                PETS' RX NEVADA, INC.
                                PPI OF PENNSYLVANIA, INC.
                                PRESTON PARK ANIMAL HOSPITAL, P.C.
                                PRINCETON ANIMAL HOSPITAL, INC.
                                PROFESSIONAL VETERINARY SERVICES, INC.
                                RIVIERA ANIMAL HOSPITAL, INC.


                                    Page S-2

                                ROSSMOOR - EL DORADO ANIMAL HOSPITAL, INC.
                                SILVER SPUR ANIMAL HOSPITAL, INC.
                                SOUTH COUNTY VETERINARY CLINIC, INC.
                                SOUTHEAST AREA VETERINARY MEDICAL CENTER, P.C. SPANISH RIVER ANIMAL HOSPITAL, INC.
                                TAMPA ANIMAL MEDICAL CENTER, INC.
                                TANGLEWOOD PET HOSPITAL, INC.
                                TEMPE VETS, A PROFESSIONAL CORP
                                THE PET PRACTICE (FLORIDA), INC.
                                THE PET PRACTICE (ILLINOIS), INC.
                                THE PET PRACTICE (MASSACHUSETTS), INC.
                                THE PET PRACTICE OF MICHIGAN, INC.
                                TOMS RIVER VETERINARY HOSPITAL, P.A.
                                VCA - ASHER, INC.
                                VCA ALABAMA, INC.
                                VCA ALBANY ANIMAL HOSPITAL, INC.
                                VCA ALBUQUERQUE, INC.
                                VCA ALL PETS ANIMAL COMPLEX, INC.
                                VCA ALPINE ANIMAL HOSPITAL, INC.
                                VCA ANDERSON OF CALIFORNIA ANIMAL
                                HOSPITAL, INC.
                                VCA ANIMAL HOSPITALS, INC.
                                VCA APAC ANIMAL HOSPITAL, INC.
                                VCA CACOOSING ANIMAL HOSPITAL, INC.
                                VCA CASTLE SHANNON VETERINARY HOSPITAL, INC.
                                VCA CENTERS-TEXAS, INC.
                                VCA CENVET, INC.
                                VCA CLARMAR ANIMAL HOSPITAL, INC.
                                VCA CLINICAL VETERINARY LABS, INC.
                                VCA CLINIPATH LABS, INC.
                                VCA CLOSTER, INC.
                                VCA DETWILER ANIMAL HOSPITAL, INC.
                                VCA DOVER ANIMAL HOSPITAL, INC.
                                VCA EAGLE RIVER ANIMAL HOSPITAL, INC.
                                VCA EAST ANCHORAGE ANIMAL HOSPITAL, INC.


                                    Page S-3

                                VCA GREATER SAVANNAH ANIMAL HOSPITAL, INC.
                                VCA HOWELL BRANCH ANIMAL HOSPITAL, NC.
                                VCA KANEOHE ANIMAL HOSPITAL, INC.
                                VCA LAKESIDE ANIMAL HOSPITAL, INC.
                                VCA LAMB AND STEWART ANIMAL HOSPITAL, INC.
                                VCA LAMMERS ANIMAL HOSPITAL, INC.
                                VCA LEWIS ANIMAL HOSPITAL, INC.
                                VCA MARINA ANIMAL HOSPITAL, INC.
                                VCA MILLER-ROBERTSON ANIMAL HOSPITAL, INC.
                                VCA MISSION, INC.
                                VCA NORTHBORO ANIMAL HOSPITAL, INC.
                                VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
                                VCA OF COLORADO-ANDERSON, INC.
                                VCA OF NEW YORK, INC.
                                VCA OF SAN JOSE, INC.
                                VCA OF TERESITA, INC.
                                CA PROFESSIONAL ANIMAL LABORATORY, INC.
                                VCA REAL PROPERTY ACQUISITION CORPORATION
                                VCA REFERRAL ASSOCIATES ANIMAL HOSPITAL, INC. VCA ROHRIG ANIMAL HOSPITAL, INC.
                                VCA - ROSSMOOR, INC.
                                VCA SILVER SPUR ANIMAL HOSPITAL, INC.
                                VCA SOUTH SHORE ANIMAL HOSPITAL, INC.
                                VCA SQUIRE ANIMAL HOSPITAL, INC.
                                VCA ST. PETERSBURG ANIMAL HOSPITAL, INC.
                                VCA TEXAS MANAGEMENT, INC.
                                VCA WYOMING ANIMAL HOSPITAL, INC.
                                VETERINARY CENTERS OF AMERICA - TEXAS, L.P.
                                VETERINARY HOSPITALS, INC.
                                W.E. ZUSCHLAG, D.V.M. WORTH ANIMAL CHARTERED
                                WEST LOS ANGELES VETERINARY MEDICAL GROUP, INC.


                                    Page S-4

                                WILLIAM C. FOUTS, LTD.
                                WINGATE, INC.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President


                                By:  /S/ TOMAS W. FULLER
                                   ----------------------------------------
                                   Name:  Tomas W. Fuller
                                   Title: Chief Financial Officer and
                                          Assistant Secretary


                                VCA VILLA ANIMAL HOSPITAL, L.P.
                                By: VCA Animal Hospitals, Inc.,
                                General Partner

                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President


                                By:  /S/ TOMAS W. FULLER
                                   ----------------------------------------
                                   Name:  Tomas W. Fuller
                                   Title: Chief Financial Officer and
                                          Assistant Secretary


                                VETERINARY CENTERS OF AMERICA-TEXAS, L.P.
                                By: VCA Centers-Texas, Inc.,
                                General Partner


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President


                                By:  /S/ TOMAS W. FULLER
                                   ----------------------------------------
                                   Name:  Tomas W. Fuller
                                   Title: Chief Financial Officer and
                                          Assistant Secretary


                                    Page S-5

                                ANIMAL CENTER, INC.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President



                                ASSOCIATES IN PET CARE, S.C.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President



                                KIRKWOOD ANIMAL HOSPITAL - LEA M.E. TAMMI,
                                V.M.D., P.A.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President



                                MAIN STREET SMALL ANIMAL HOSPITAL, INC.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President



                                SOUTHEAST AREA VETERINARY MEDICAL CENTER, P.C.


                                By:  /S/ TOMAS W. FULLER
                                   ----------------------------------------
                                   Name:  Tomas W. Fuller
                                   Title: Vice President



                                    Page S-6

                                VCA ASSOCIATE ANIMAL HOSPITAL, L.P.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President



                                VCA HERITAGE ANIMAL HOSPITAL, L.P.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President



                                TOMS RIVER VETERINARY HOSPITAL, P.A.


                                By:  /S/ ROBERT L. ANTIN
                                   ----------------------------------------
                                   Name:  Robert L. Antin
                                   Title: Chief Executive Officer and
                                          President



                                    Page S-7

SOLE SYNDICATION AGENT,
CO-LEAD ARRANGER,
A LENDER AND A TRANCHE C
TERM LOAN LENDER:               GOLDMAN SACHS CREDIT PARTNERS L.P.,


                                By:  /S/ EDMUND KEARNS
                                   ----------------------------------------
                                         Authorized Signatory



                                    Page S-8

ADMINISTRATIVE AGENT,
COLLATERAL AGENT, CO-
LEAD ARRANGER, A LENDER
AND A TRANCHE C TERM LOAN
LENDER:                         WELLS FARGO BANK, N.A.


                                By:  /S/ S. MICHAEL ST. GEME
                                   ----------------------------------------
                                   Name:  S. MICHAEL ST. GEME
                                   Title: VICE PRESIDENT


                                    Page S-9

LENDERS:                        BALLYROCK CDO I LIMITED


                                 By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-10

                                CLYDESDALE CLO 2001-1, LTD.


                                By:  /S/ ELIZABETH MACLEAN
                                   ----------------------------------------
                                   Name:  ELIZABETH MACLEAN
                                   Title: VICE PRESIDENT


                                   Page S-11

                                CLYDESDALE CBO I, LTD.


                                By:  /S/ ELIZABETH MACLEAN
                                   ----------------------------------------
                                   Name:  ELIZABETH MACLEAN
                                   Title: VICE PRESIDENT



                                   Page S-12

                                CENTURION CDO II, LTD.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   Page S-13

                                CAISSE DE DEPO ET PLACEMENT DU QUEBEC


                                By:  /S/ JAMES B. MC MULLAN
                                   ----------------------------------------
                                   Name:  JAMES B. MC MULLAN
                                   Title: MANAGER-CDP CAPITAL-AMERICAS


                                By:  /S/ NORMAN PROVOST
                                   ----------------------------------------
                                   Name:  NORMAN PROVOST
                                   Title: PRESIDENT-CDP CAPITAL-AMERICAS




                                   Page S-14

                                DRYDEN HIGH YIELD CDO 2001-I
                                BY PRUDENTIAL INVESTMENT MANAGEMENT, AS
                                COLLATERAL MANAGER


                                By:  /S/ B. ROSS SMEAD
                                   ----------------------------------------
                                   Name:  B. ROSS SMEAD
                                   Title: VICE PRESIDENT



                                   Page S-15

                                FLAGSHIP CLO
                                BY: FLAGSHIP CAPITAL MANAGEMENT


                                By:  /S/ JAMES T. ANDERSON
                                   ----------------------------------------
                                   Name:  JAMES T. ANDERSON
                                   Title: PRESIDENT



                                   Page S-16

                                FLAGSHIP CLO II


                                By:  /S/ JAMES T. ANDERSON
                                   ----------------------------------------
                                   Name:  JAMES T. ANDERSON
                                   Title: ATTORNEY-IN-FACT



                                   Page S-17

                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-18

                                GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-19

                                GREAT POINT CLO 1999-1 LTD.


                                By:  /S/ DIANE J. EXTER
                                   ----------------------------------------
                                   Name:  DIANE J. EXTER
                                   Title: MANAGING DIRECTOR
                                          PORTFOLIO MANAGER



                                   Page S-20

                                HARBOUR TOWN FUNDING TRUST


                                By:  /S/ DIANA L. MUSHILL
                                   ----------------------------------------
                                   Name:  DIANA L. MUSHILL
                                   Title: AUTHORIZED AGENT



                                   Page S-21

                                KZH CYPRESSTREE -1 LLC


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-22

                                KZH ING-2, LLC


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   Page S-23

                                KZH STERLING LLC

                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-24

                                LIBERTY - STEIN ROE ADVISOR
                                FLOATING RATE ADVANTAGE FUND
                                BY: STEIN ROE AND FARNHAM INCORPORATED, AS
                                ADVISOR


                                By:  /S/ JAMES R. FELLOWS
                                   ----------------------------------------
                                   Name:  JAMES R. FELLOWS
                                   Title: SR. VICE PRESIDENT & PORTFOLIO
                                          MANAGER


                                   Page S-25

                                LONG LANE MASTER TRUST IV
                                BY:  FLEET NATIONAL BANK AS TRUST ADMINISTRATOR


                                By:  /S/ RENEE NADLER
                                   ----------------------------------------
                                   Name:  RENEE NADLER
                                   Title: MD



                                   Page S-26

                                MOUNTAIN CAPITAL CLO I, LTD.

                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-27

                                MOUNTAIN CAPITAL CLO II, LTD.

                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-28

                                ML CLO XV PILGRIM AMERICA
                                (CAYMAN) LTD.
                                BY: ING INVESTMENTS, LLC
                                AS ITS INVESTMENT MANAGER


                                By:  /S/ JEFFREY A. BAKALAR
                                   ----------------------------------------
                                   Name:  JEFFREY A. BAKALAR
                                   Title: SENIOR VICE PRESIDENT



                                   Page S-29

                                NATEXIS BANQUES POPULAIRES
                                (f/k/a Natexis Banque) New York Branch


                                By:  /S/ WILLIAM J. BURKE
                                   ----------------------------------------
                                   Name:  WILLIAM J. BURKE
                                   Title: VICE PRESIDENT


                                By:  /S/ HARRIS FROMMER
                                   ----------------------------------------
                                   Name:  HARRIS FROMMER
                                   Title: ASSISTANT VICE PRESIDENT



                                   Page S-30

                                NOMURA BOND & LOAN FUND
                                BY: UFJ TRUST COMPANY OF NEW YORK AS TRUSTEE
                                BY: NOMURA CORPORATE RESEARCH AND ASSET
                                    MANAGEMENT INC., ATTORNEY IN FACT

                                By:  /S/ ELIZABETH MACLEAN
                                   ----------------------------------------
                                   Name:  ELIZABETH MACLEAN
                                   Title: VICE PRESIDENT


                                   Page S-31

                                NORTH AMERICAN COMPANY FOR LIFE & HEALTH


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-32

                                OPPENHEIMER SENIOR FLOATING RATE FUND


                                By:  /S/ LISA CHAFFEE
                                   ----------------------------------------
                                   Name:  LISA CHAFFEE
                                   Title: MANAGER


                                   Page S-33

                                PILGRIM CLO 1999-1 LTD.
                                BY: ING INVESTMENTS, LLC
                                AS ITS INVESTMENT MANAGER


                                By:  /S/ JEFFREY A. BAKALAR
                                   ----------------------------------------
                                   Name:  JEFFREY A. BAKALAR
                                   Title: SENIOR VICE PRESIDENT



                                   Page S-34

                                PRUDENTIAL INSURANCE CO. OF AMERICA


                                By:  /S/ B. ROSS SMEAD
                                   ----------------------------------------
                                   Name:  B. ROSS SMEAD
                                   Title: VICE PRESIDENT



                                   Page S-35

                                RACE POINT CLO LTD.


                                By:  /S/ DIANE J. EXTER
                                   ----------------------------------------
                                   Name:  DIANE J. EXTER
                                   Title: MANAGING DIRECTOR
                                          PORTFOLIO MANAGER





                                   Page S-36

                                RIVIERA FUNDING LLC


                                By:  /S/ DIANA L. MUSHILL
                                   ----------------------------------------
                                   Name:  DIANA L. MUSHILL
                                   Title: ASST. VICE PRESIDENT



                                   Page S-37

                                SANKATY HIGH YIELD PARTNERS III


                                By:  /S/ DIANE J. EXTER
                                   ----------------------------------------
                                   Name:  DIANE J. EXTER
                                   Title: MANAGING DIRECTOR
                                          PORTFOLIO MANAGER



                                   Page S-38

                                STEIN ROE FLOATING RATE LIMITED LIABILITY CO.
                                BY: STEIN ROE AND FARNHAM INCORPORATED, AS
                                ADVISOR


                                By:  /S/ JAMES R. FELLOWS
                                   ----------------------------------------
                                   Name:  JAMES R. FELLOWS
                                   Title: SR. VICE PRESIDENT & PORTFOLIO
                                          MANAGER



                                   Page S-39

                                STEIN ROE & FARNHAM CLO I


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-40

                                SRF 2000 LLC


                                By:  /S/ DIANA MUSHILL
                                   ----------------------------------------
                                   Name:  DIANA MUSHILL
                                   Title: ASST. VICE PRESIDENT



                                   Page S-41

                                SRF TRADING, INC.


                                By:  /S/ DIANA MUSHILL
                                   ----------------------------------------
                                   Name:  DIANA MUSHILL
                                   Title: ASST. VICE PRESIDENT



                                   Page S-42

                                SIERRA CLO I, LTD.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-43

                                SUTTER CBO 2002-2


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-44

                                SEQUILS - PILGRIM I, LTD.
                                BY: ING INVESTMENTS, LLC
                                AS ITS INVESTMENT MANAGER


                                By:  /S/ JEFFREY A. BAKALAR
                                   ----------------------------------------
                                   Name:  JEFFREY A. BAKALAR
                                   Title: SENIOR VICE PRESIDENT




                                   Page S-45

                                SEQUILS - CENTURION V, LTD.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-46

                                TORONTO DOMINION (NEW YORK) INC.


                                By:  /S/ SUSAN STRONG
                                   ----------------------------------------
                                   Name:  SUSAN STRONG
                                   Title: VICE PRESIDENT



                                   Page S-47

                                VAN KAMPEN SENIOR INCOME TRUST
                                By: Van Kampen Investment Advisory Corp.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-48

                                VAN KAMPEN SENIOR FLOATING RATE FUND
                                By: Van Kampen Investment Advisory Corp.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-49

                                VAN KAMPEN PRIME RATE INCOME TRUST
                                By: Van Kampen Investment Advisory Corp.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                                   Page S-50

                                WHITNEY PRIVATE DEBT FUND L.P.


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:


                                   Page S-51

                                   ANNEX A TO
                               FOURTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                        APPENDIX A-4 TO CREDIT AGREEMENT

           Lender                TRANCHE C TERM LOAN      TRANCHE C TERM LOAN
                                 --------------------     --------------------
                                     COMMITMENTS        COMMITMENT PRO RATA SHARE
                                     -----------        -------------------------
Goldman Sachs Credit Partners       $113,561,011.00           79.3794271%
Wells Fargo Bank, N.A.              $ 29,500,000.00           20.6205729%



                                   ANNEX A-1

                                   ANNEX B TO
                               FOURTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                         EXHIBIT B-6 TO CREDIT AGREEMENT

                            TRANCHE C TERM LOAN NOTE

$[1][___,___,___]
[2][MM/DD/YY]                                                New York, New York

     FOR VALUE RECEIVED, VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), promises to pay [NAME OF LENDER] ("PAYEE") or its registered assigns the principal amount of [1][DOLLARS] ($[1][___,___,___]) in the installments referred to below.

     Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of September 20, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), VCA ANTECH, INC. a Delaware corporation (formerly known as Veterinary Centers of America, Inc., "HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Sole Lead Arranger (in such capacity, "LEAD ARRANGER"), and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), and WELLS FARGO BANK, N.A. ("WELLS FARGO"), as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL Agent").

     Company shall make principal payments on this Note as set forth in Section
2.12 of the Credit Agreement.

     This Note is one of the "Tranche C Term Loan Notes" in the aggregate principal amount of $143,061,011 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of



----------------
[1]  Lender's Tranche B Term Loan Commitment

[2]  Date of Issuance



                                   ANNEX B-1

Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

     This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

     THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.




                                   ANNEX B-2

     IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                             VICAR OPERATING, INC.



                                             By:
                                                 ------------------------------
                                             Title:




                                   ANNEX B-3

                                   ANNEX C TO
                               FOURTH AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                         EXHIBIT G-3 TO CREDIT AGREEMENT

                        FOURTH AMENDMENT DATE CERTIFICATE


     THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS:

     1. We are, respectively, the chief executive officer and the chief financial officer of VCA ANTECH, INC., ("HOLDINGS") and VICAR OPERATING, INC., ("COMPANY").

     2. Pursuant to Section 2.1 of the Credit and Guaranty Agreement, dated as of dated as of September 20, 2000 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among VICAR OPERATING, INC., a Delaware corporation ("COMPANY"), VCA ANTECH, INC. a Delaware corporation (formerly known as Veterinary Centers of America, Inc., "HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Sole Lead Arranger (in such capacity, "LEAD ARRANGER"), and as Sole Syndication Agent (in such capacity, "SYNDICATION AGENT"), and WELLS FARGO BANK, N.A. ("WELLS FARGO"), as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), Company requests that Lenders make the following Loans to Company on August 29, 2002 (the "FOURTH AMENDMENT EFFECTIVE DATE"):

                     Tranche C Term Loans:               $143,061,011

                     Eurodollar Rate Loans, with an
                     Initial Interest Period of ________ Month(s)


     3. We have reviewed the terms of Section 3 of the Credit Agreement and
Section II of the Fourth Amendment and the definitions and provisions contained in such Credit Agreement relating thereto, and in our opinion we have made, or have caused to be made under our supervision, such examination or investigation as is necessary to enable us to express an informed opinion as to the matters referred to herein.

     4. Based upon our review and examination described in paragraph (3) above, we certify, on behalf of Company, that as of the date hereof:

          (i) as of the Fourth Amendment Effective Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all respects on and as of the Fourth Amendment Effective Date to the same extent as though



                                   ANNEX C-1
     made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all respects on and as of such earlier date;

          (ii) as of the Fourth Amendment Effective Date, no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the borrowing contemplated hereby; and

          (iii) as of the Fourth Amendment Effective Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default.

     5. Each Credit Party has requested Akin, Gump, Strauss, Hauer & Feld, L.L.P. to deliver to Agents and Lenders on the Fourth Amendment Effective Date favorable written opinions setting forth such matters as Syndication Agent and Administrative Agent may reasonably request.


                  [Remainder of page intentionally left blank.]




                                   ANNEX C-2

     The foregoing certifications are made and delivered as of [MM/DD/YY].

                                            VCA ANTECH, INC.


                                            -----------------------------------
                                            Title: Chief Executive Officer



                                            VICAR OPERATING, INC.


                                            -----------------------------------
                                            Title: Chief Financial Officer



                                   ANNEX C-3